Exhibit   (a)(3)


                              LETTER OF TRANSMITTAL

                  To Tender Outstanding Shares of Common Stock
                                       of
                       TransCapital Financial Corporation

                        Pursuant to the Offer to Purchase
                      Up to 1,950,000 of Such Common Shares
             and Certain Securities of American Capital Corporation
                             Dated January 12, 1998
                                       by
                           Alliance Standard II L.L.C.
                                       and
                           Alliance Standard II Corp.


================================================================================


         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                NEW YORK CITY TIME, ON FRIDAY, FEBRUAY 13, 1998,
                         UNLESS THE OFFER IS EXTENDED.

================================================================================



                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY


         Deliveries By Mail:               Deliveries By Hand/Overnight Courier
 P.O. Box 84, Bowling Green Station                  One State Street
   New York, New York 10274-0084                 New York, New York 10004
  Attention: Reorganization Dep't            Attention: Securities Processing
                                                       Window, SC-1
                               Fax: (212) 858-2611

                    Confirm Fax by Telephone: (212) 858-2103

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY, UNLESS WAIVED BY THE PURCHASERS. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

         THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IN CONNECTION WITH THE TENDER OF COMMON SHARES ISSUED BY TRANSCAPITAL FINANCIAL CORPORATION.

         8.40% SENIOR SUBORDINATED NOTES OF AMERICAN CAPITAL
         CORPORATION MUST BE TENDERED ON A SEPARATE BLUE LETTER
         OF TRANSMITTAL.

         $3.75 SERIES A PREFERRED STOCK OF AMERICAN CAPITAL
         CORPORATION MUST BE TENDERED ON A SEPARATE YELLOW
         LETTER OF TRANSMITTAL.


                         DESCRIPTION OF SHARES TENDERED
=================================================================================================================

        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    SHARE CERTIFICATE NUMBERS (S) AND
     (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEARS                     AMOUNT OF SHARES TENDERED
                   ON SHARE CERTIFICATE(S))                           (ATTACH LIST IF ADDITIONAL SPACE IS NEEDED)
-----------------------------------------------------------------------------------------------------------------
                                                                     SHARE CERTIFICATE              AMOUNT OF
                                                                         NUMBER(S)*                  SHARES**
                                                                         ----------                  --------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL SHARES:

------------------------------------------------------------------------------------------------------------------


* Need not be completed by holders delivering Shares by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Share Certificates delivered to the Depositary are being tendered hereby.  See Instruction 4.
------------------------------------------------------------------------------



            THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
                      SHOULD BE READ CAREFULLY BEFORE THIS
                       LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by holders if Share Certificates (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in Section 2 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

         Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 2 of the Offer to Purchase. See Instruction 2.

[  ]     CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
         THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                             ---------------------------------------------------

Account Number                                 Transaction Code Number
              ---------------------                                   ----------

[  ]     CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):
                                 -----------------------------------------------
Window Ticket No. (if any):
                           -----------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------
Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

         NOTE:             SIGNATURES MUST BE PROVIDED BELOW.
                           PLEASE READ THE INSTRUCTIONS SET
                           FORTH IN THIS LETTER OF TRANSMITTAL
                           CAREFULLY.

Ladies and Gentlemen:

          The undersigned hereby tenders to Alliance Standard II L.L.C. and Alliance Standard II Corp. (collectively, the "Purchasers"), or either of them, the above described number of shares of Common Stock, par value $1.00 per share (the "Shares," which term includes Shares evidenced in documentary form ("Share Certificates") and Shares in book-entry form) of TransCapital Financial Corporation, a Delaware corporation (the "Company " or "TFC"), pursuant to the Purchasers' offer to purchase up to 1,950,000 Shares and certain other securities of TFC and American Capital Corporation, a Florida corporation, at $1.00 per Share of TFC, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase for Cash, dated January 12, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and the other Letters of Transmittal referred to therein, all as amended from time to time, constitute the "Offer"). The undersigned understands that the Purchasers reserve the right to allocate between themselves and to transfer or assign, in whole or from time to time in part, to one or more of their affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

          Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer to Purchase (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchasers all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares or rights therein) and rights declared, paid or distributed in respect of such Shares, warrants, rights or other securities after December 31, 1997 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates and all Distributions, or transfer ownership of Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchasers, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

          By executing this Letter of Transmittal, the undersigned irrevocably appoints Robert S. Jaffe and Michael L. Lewittes as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares and Distributions (including any and all securities into which or for which the Shares may now or at any time hereafter be convertible or exchangeable) tendered by the undersigned and accepted for payment by the Purchasers. All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that the Purchasers accept such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares (and such other Shares and Distributions) will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchasers named above will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the holders of the Shares (and any other securities included in the Distributions) or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchasers reserve the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchasers' acceptance for payment of such Shares, the Purchasers must be able to exercise full voting rights with respect to such Shares.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by Purchasers, Purchasers or one of them will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchasers all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchasers shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchasers in their absolute discretion.

          No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

          The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchasers' acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchasers upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

          Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." The undersigned understands and agrees that in the event that a portion of the Share Certificates represented by tendered Share Certificates have been accepted for purchase and a portion have not been accepted for purchase, and the Company or its transfer agent cannot reissue Share Certificates representing any such Shares, the Purchasers will provide to the undersigned a certificate of beneficial interest in the Shares that were not accepted for purchase. The Purchasers believe that the transfer agent has not issued Share Certificates since 1992, and that the transfer agent will not do so in connection with this Offer.

          Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates or certificates of beneficial interest evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that either the box entitled "Special

          Payment Instructions" and/or "Special Delivery Instructions" are completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered, or certificates of beneficial interest in respect thereof, in the name(s) of, and/or mail such check and Share Certificates or certificates of beneficial interest to, the person(s) so indicated. The undersigned recognizes that Purchasers have no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchasers do not purchase any of the Shares tendered hereby.


SPECIAL PAYMENT INSTRUCTIONS                  SPECIAL DELIVERY INSTRUCTIONS
           FOR SHARES                                  FOR SHARES
(See Instructions 1, 5, 6 and 7)              (See Instructions 1, 5 and 7)

To be completed ONLY is the check for the     To be completed ONLY if the
purchase price of Shares purchased or Share   purchase price of Shares
Certificates or certificates of beneficial    purchased or Share Certificates
interest evidencing Shares not tendered or    or certificates of beneficial
not purchased are to be issued in the name    interest evidencing Shares not
of someone other than the undersigned.        purchased are to be mailed to
                                              someone other than the under
                                              signed at an address other
                                              than that shown under "Description
                                              of Share Tendered."

Issue check and/or Share Certificate(s) or    Mail check and/or Share
certificates of beneficial interest to:        Certificate(s) or certificates
                                              of beneficial interest to:

                Please Print:                          Please Print

Name:                                         Name:
     --------------------------------              -----------------------------

Address:                                      Address:
        -----------------------------                  -------------------------

-------------------------------------                  -------------------------
                        (Zip Code)                                    (Zip Code)

Taxpayer ID or Soc. Sec. No.:                 Taxpayer ID or Soc. Sec. No.:

-------------------------------------                  -------------------------
(See Substitute Form W-9 included herein.)             (See Substitute Form W-9
                                                         included herein.)



                        IMPORTANT: HOLDERS MUST SIGN HERE
           (Also Please Complete Substitute Form W-9 Included Herein)

Date:
     -------------------------------                   ------------------------
                                                       Signature*

Date:
      -------------------------------                  -------------------------
                                                       Signature*

*Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person or persons authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information (See Instruction 5):

      Please Print:                                             Please Print:

Name:                                             Name:
     --------------------------------                  -------------------------

Address:                                          Address:
       ------------------------------                  -------------------------

-------------------------------------                  -------------------------

-------------------------------------                  -------------------------
                        (Zip Code)                                    (Zip Code)

Area Code and Telephone No.:                       Area Code and Telephone No.:

-------------------------------------                  -------------------------


Taxpayer ID or Soc. Sec. No.:                      Taxpayer ID or Soc. Sec. No.:

-------------------------------------                  -------------------------
 (See Substitute Form W-9 included herein.)             (See Substitute Form W-9
                                                            included herein.)

                            GUARANTEE OF SIGNATURE(S)
                     (If Required--See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.  PLACE MEDALLION GUARANTEE IN SPACE
BELOW.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



[  ]   Check if your tender of Shares are solicited by broker.  Enter name and address of broker below.

Name of Broker:
               -----------------------------------------------------------------
Name of Firm
            --------------------------------------------------------------------

Address of Firm
               -----------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

          1.  GUARANTEE  OF  SIGNATURES.   All  signatures  on  this  Letter  of
Transmittal  must be  guaranteed  by a firm  which is a member  of a  registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

          2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 2 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of book-entry transfers, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Holders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchasers, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of book-entry transfers, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 2 of the Offer to Purchase.

          THE  METHOD  OF  DELIVERY  OF  THIS  LETTER  OF   TRANSMITTAL,   SHARE
CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

          No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering holders waive any right to receive any notice of the acceptance of their Shares for payment.

          3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate certificate numbers, the amount of Shares evidenced by such Share Certificates and the amount of Shares tendered should be listed on a separate schedule and attached hereto.

          4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificates delivered to the Depositary herewith are to be tendered hereby, fill in the amount of Shares which are to be tendered in the box entitled "Amount of Shares Tendered." In such cases, new Share Certificates or certificates of beneficial interest evidencing the remainder of the amount of Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

          5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever. If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

          If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

          If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchasers of such person's authority so to act must be submitted.

          6. SECURITIES TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchasers will pay all securities transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificates or certificates of beneficial interest evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any securities transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchasers of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

          7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) or certificate(s) of beneficial interest evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

          8. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by the Purchasers in whole or in part at any time and from time to time in their absolute discretion.

          9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

          10. SUBSTITUTE FORM W-9. Each tendering holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such holder is not subject to backup withholding of federal income tax. If a tendering holder has been notified by the Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such holder has since been notified by the Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such holder. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such holder until a TIN is provided to the Depositary.

          11. LOST SHARE CERTIFICATES. In the event that the Share Certificates which a registered holder wants to surrender have been lost or destroyed, such tendering holder should indicate such by writing the word "Lost" under the column labeled "Share Certificate Number(s)" in the box labeled "Description of Shares Tendered". By indicating that such Share Certificates are lost, the tendering holder shall be deemed to have made the following representations and warranties to, and agreements with, the Purchasers: (i) the undersigned is the record owner of the Shares being tendered pursuant to this Letter of Transmittal, (ii) the undersigned has lost the Share Certificates representing the Shares being tendered pursuant to this Letter of Transmittal, (iii) the undersigned has the power and authority to surrender the Shares being tendered pursuant to this Letter of Transmittal and the Purchasers will acquire good and valid title thereto, free and clear of any liens, claims and encumbrances, (iv) the undersigned, upon request, will execute and deliver any additional documents deemed by the Purchasers to be necessary or desirable in connection with the surrender of the Shares being tendered pursuant to this Letter of Transmittal, and (v) the undersigned agrees to indemnify the Purchasers and their affiliates from any losses and damages which they may incur arising out of the breach of any of the foregoing representations and agreements.


          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                            IMPORTANT TAX INFORMATION

          Under the federal income tax law, a holder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is such holder's social security number. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

          Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

          If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

          Purpose of Substitute Form W-9: To prevent backup withholding on payments that are made to a holder with respect to Shares purchased pursuant to the Offer, the holder is required to notify the Depositary of such holder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and (b) that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

          What Number to Give the Depositary: The holder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

                 PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY
                              (See Instruction 10)


SUBSTITUTE                        PART I--Taxpayer Identification Number--             Social Security  Number
Form W-9                          Enter taxpayer identification number in the
                                  box at right. (For most individuals, this is          ----------------------
For all accounts                  your social security number. If you do not
                                  have a number, see Obtaining a Number in                          OR
                                  the enclosed Guidelines.)  Certify by signing
                                  and dating below.  Note: If the account is in      Employer I.D. Number
                                  more than one name, see the chart in the
                                  enclosed Guidelines to determine which
                                  number to give the payer.
DEPARTMENT OF                     PART II--For Payees Exempt From Backup Withholding, see the enclosed
THE TREASURY                      Guidelines and complete as instructed therein.
INTERNAL REVENUE
SERVICE                           CERTIFICATION--Under penalties of perjury, I certify that:

PAYER'S REQUEST                   (1)   The number shown on this form is my correct Taxpayer Identification
FOR TAXPAYER                            Number, or I am waiting for a number to be issued to me, and
IDENTIFICATION
NUMBER                            (2)   I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
                                        (the "IRS") that I am subject to backup
                                        withholding as a result of failure to
                                        report all interest or dividends, or the
                                        IRS has notified me that I am no longer
                                        subject to backup withholding.

                                  CERTIFICATE INSTRUCTIONS--You must cross out item (2)above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                                  SIGNATURE:

                                  ----------------------------------------------

                                  DATE:                      , 19
                                       ----------------------    --

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
      TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
      ADDITIONAL DETAILS.

================================================================================


                     The Information Agent for the Offer is:

                            MacKenzie Partners, Inc.

                                 (800) 322-2885
                                   (Toll Free)

                                 (212) 929-5500
                                 (Call Collect)



                                JANUARY 12, 1998

================================================================================